Annual Report

Florida
Intermediate
Tax-Free Fund

February 28, 2003

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
  Market Environment                                                2
  Municipal Market News                                             3
  Florida Market News                                               3
  Portfolio Strategy                                                4
  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            13

Statement of Changes in Net Assets                                 14

Notes to Financial Statements                                      15

Report of Independent Accountants                                  18

About the Fund's Trustees and Officers                             20


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Highlights


o Your fund posted excellent returns in the 6- and 12-month periods that exceeded the Lipper peer funds average.

o Geopolitical and economic uncertainties along with the Federal Reserve's easy money policies kept interest rates depressed through the end of February.

o Intermediate-maturity municipals provided solid total returns and unusually attractive yields versus taxable securities.

o Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Free Fund                                         3.10%                6.98%

Lipper Florida Intermediate
Municipal Debt Funds Average                          2.66                 6.26



Price and Yield
--------------------------------------------------------------------------------
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
Price Per Share                            $         11.11      $         11.23

Dividends Per Share
  For 6 Months                                        0.23                 0.22
  For 12 Months                                       0.45                 0.45

30-Day Dividend Yield*                                4.08%                3.94%

30-Day Standardized Yield
to Maturity                                           2.64                 2.48

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Manager's Report

Tax-free municipal bonds and your fund posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months with short- and intermediate-term rates declining more than long term. Investment-grade corporate and municipal securities continued to outperform their lower-quality counterparts, as investors, shell-shocked by corporate scandals in the first half of our fiscal year, preferred bonds with the least credit risk.


MARKET ENVIRONMENT

One year ago the consumer-driven U.S. economy, supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity, appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. Finally, heightened fears of terrorism, harsh winter weather, and the increased likelihood of war brought the economy to a virtual standstill in early 2003. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.


Line Graph:  Municipal Bond and Note Yields


                  30-Year             5-Year            1-Year
                  AAA                 AAA               Moody's
                  General             General           Investment
                  Obligation          Obligation        Grade 1 Note
2/28/02           5.03                3.34              1.55
                  5.3                 3.97              2.25
                  5.19                3.41              1.95
5/31/02           5.17                3.31              1.75
                  5.15                3.09              1.50
                  5.01                2.85              1.50
8/31/02           4.89                2.68              1.45
                  4.63                2.42              1.50
                  4.92                2.66              1.65
11/30/02          5.01                2.75              1.35
                  4.77                2.35              1.25
                  4.86                2.64              1.10
2/28/03           4.71                2.44              1.10

Source: T. Rowe Price Associates


Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002) kept interest rates depressed through February. Short- and intermediate-term tax-free rates, which closely tracked the fed funds rate, declined approximately 25 to 50 basis points over the last six months, falling more than long-term rates over the last six months. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped only about 30 to 50 basis points.


MUNICIPAL MARKET NEWS

Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months.

An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply in 2002 topped $350 billion, surpassing the previous annual record by more than $60 billion. Notable new issuance in the last six months included over $12 billion by the California Department of Water Resources and approximately $8 billion of tobacco settlement-backed bonds.

Low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.


FLORIDA MARKET NEWS

Florida's economy proved to be somewhat resilient throughout 2002, despite its dependence on tourism. One reason cited for the resilience of the state's economy is intrastate vacationing. Instead of vacationing out-of-state in 2002, more Floridians took driving vacations to different parts of the state. Likewise, U.S. vacationers within driving distance to many of Florida's attractions chose to drive to these destinations, versus taking longer trips within the U.S. that required air travel or traveling abroad. Ongoing geopolitical issues may cause the Florida economy to flatten in the near term. Because of its dependence on tourism and conventions, the Florida market will not realize the growth it experienced prior to the latest U.S. economic recession until business air travel returns and continued confidence in leisure air travel resumes.

The services sector continues as Florida's primary employment sector, representing 38% of the state's employees. The trade sector employs 24% of the state's workforce and government employs another 15%. The state's employment base has improved in recent months. In July 2002, the state unemployment level rose to a high of 5.7%, but decreased to 5.5% by the end of the year with the largest employment gains in the construction, services, and government sectors.

The state's revenue structure is narrowly based, relying on the sales and use tax for greater than 73% of its general fund revenues. However, the state's sales and use tax for fiscal 2002 met its budget expectations. Through the first seven months of fiscal 2003 (ending June 30, 2003), the state's sales and use tax continued to meet budget estimates. The state's fiscal management team projects that it will end fiscal 2003 with a Working Capital Fund at $100 million and a Budget Stabilization Fund at $960 million. These unreserved balances enable the state to meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve. In addition, such unreserved balances give the state a cushion in the event of unexpected revenue shortfalls.


PORTFOLIO STRATEGY

Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                       7.4                  7.8

Weighted Average Effective
Duration (years)                                       4.5                  4.6

Weighted Average Quality*                               AA                   AA

* Based on T. Rowe Price research


The Florida Intermediate Tax-Free Fund generated returns of 3.10% and 6.98% for the 6- and 12-month periods ended February 28, respectively, easily outperforming its Lipper peer group average. (See the Performance Comparison table on page 1.) Dividends per share declined only slightly over the last six months, but $0.12 of per share appreciation since August was a significant boost to returns. The fund's below-average expense ratio also contributed to superior relative performance. At the end of the fiscal year, the fund's 30-day dividend yield was 3.94%-equivalent to a 6.06% yield on a taxable fund for investors in the 35% tax bracket and slightly higher when Maryland income taxes are taken into account.

We maintained the fund's duration in a neutral range. As interest rates declined in recent months, bond prices rose moderately. At the end of the fiscal year, duration stood at 4.6 years, modestly higher than 4.5 years six months ago. (Duration is a measure of price sensitivity to changing interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.) Our low cash reserves and strategy of remaining fully invested to maximize yield proved beneficial as well.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                   20%                  24%

General Obligation - Local                              18                   20

General Obligation - State                              16                   15

Electric Revenue                                        12                   10

Water and Sewer Revenue                                  6                    8


The fund's weighted average quality remained unchanged at AA and the majority of our holdings have insurance. Among our new purchases, we concentrated on bonds in the 10- to 15-year range (rather than 30 years). Our strategy has been to pursue dedicated tax bonds and some local general obligations. Their credit quality should be less affected by the persistent economic slowdown. We continue to have significant exposure to the state. We generally try to diversify away from the state (into local municipalities) as prudence would dictate; however, Florida's revenues continue to hold up well. Based mainly on sales taxes, they have not experienced the downward pressure that most states with income taxes are feeling. These defensive efforts are designed to insulate the fund from potentially higher interest rates down the road. For the near term, we expect to maintain a neutral posture with any additions to the fund being defensive in nature.


OUTLOOK

Our outlook remains little changed from six months ago. Historically low yields and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002, but still relatively high. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Although the municipal market is not presently expecting Congress to eliminate double taxation of dividends in the near future, such legislation could be disadvantageous for tax-free bonds.

Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. As well, geopolitical issues may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand if the economy takes a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability (excepting recent oil-related price spikes) has largely stamped out inflation, the archenemy of bond investors.

The credit outlook, particularly for states highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

Respectfully submitted,

Charles B. Hill
Chairman of the fund's Investment Advisory Committee

March 11, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FLORIDA INTERMEDIATE TAX-FREE FUN

                  Lehman Brothers     Lipper Florida      Florida
                  7-Year GO           Intermediate        Intermediate
                  Municipal           Municipal Debt      Tax-Free
                  Bond Index          Funds Average       Fund
3/31/93           10.000              10.000              10.000
2/94              10.574              10.596              10.684
2/95              10.788              10.814              11.005
2/96              11.982              11.77               12.041
2/97              12.585              12.161              12.500
2/98              13.541              12.971              13.338
2/99              14.36               13.582              14.054
2/00              14.236              13.356              13.868
2/01              15.787              14.564              15.236
2/02              16.808              15.355              16.138
2/28/03           18.140              16.263              17.264


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                                 Since    Inception
2/28/03                1 Year     3 Years     5 Years     Inception         Date
--------------------------------------------------------------------------------
Florida Intermediate
Tax-Free Fund            6.98%       7.57%       5.30%         5.66%     3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99

NET ASSET VALUE

Beginning of
period         $   10.93   $   10.76   $   10.24   $   10.86   $   10.75

Investment activities

  Net investment
  income (loss)     0.45        0.45        0.47        0.46        0.46*

  Net realized
  and unrealized
  gain (loss)       0.30        0.17        0.52       (0.60)       0.11

  Total from
  investment
  activities        0.75        0.62        0.99       (0.14)       0.57


Distributions

  Net investment
  income           (0.45)      (0.45)      (0.47)      (0.46)      (0.46)

  Net realized
  gain                --          --          --       (0.02)         --

  Total
  distributions    (0.45)      (0.45)      (0.47)      (0.48)      (0.46)

NET ASSET VALUE

End of
period         $   11.23   $   10.93   $   10.76     $10.24$       10.86
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total
return^             6.98%       5.92%       9.86%      (1.32)%      5.37%*

Ratio of total
expenses to average
net assets          0.54%       0.56%       0.59%       0.60%       0.60%*

Ratio of net
investment income
(loss) to average
net assets          4.03%       4.19%       4.46%       4.35%       4.23%*

Portfolio
turnover
rate                12.8%       15.3%       19.5%       30.9%       26.9%

Net assets,
end of period
(in thousands) $ 112,202   $ 105,433   $  92,003   $  84,116   $ 102,620

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.60% contractual expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                               February 28, 2003


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands

FLORIDA  94.2%

Broward County, GO
  5.25%, 1/1/15                            $         2,000      $         2,204
  5.25%, 1/1/18                                      2,000                2,163
  5.00%, 12/1/06                                     1,900                2,056

Broward County Airport, 5.25%,
  10/1/10 (MBIA Insured) (misc. symbol)              2,000                2,169

Collier County Gas Tax, 5.25%,
  6/1/15 (AMBAC Insured)                             1,000                1,108

Collier County HFA,
  Cleveland Clinic Health System
    VRDN (Currently 1.15%)                             350                  350

Dade County School Dist., GO,
  6.00%, 7/15/04 (MBIA Insured)                      3,545                3,782

Delray Beach, GO, 5.00%,
  2/1/13 (FSA Insured)                               1,000                1,113

Duval County School Dist., GO, COP,
  5.75%, 7/1/16 (FSA Insured)                        2,000                2,258

Escambia County, 5.25%,
  10/1/14 (MBIA Insured)                             1,130                1,267

Florida Board of Ed., GO
  5.00%, 6/1/12 (FGIC Insured)                       1,250                1,392
  5.125%, 6/1/13                                     2,500                2,724
  5.25%, 7/1/06 (FGIC Insured)                       1,550                1,731
  5.25%, 1/1/13                                      2,360                2,601
  5.25%, 1/1/14                                      1,170                1,283
  5.375%, 7/1/14 (FGIC Insured)                      2,000                2,229
  5.50%, 7/1/12 (FGIC Insured)                       2,500                2,844
  5.50%, 7/1/13 (FGIC Insured)                       1,000                1,133
  5.50%, 7/1/16 (FGIC Insured)                       1,000                1,117

Florida Dept. of Environmental Protection
  5.25%, 7/1/14 (FGIC Insured)                       2,000                2,252

Florida Dept. of Natural Resources
    5.50%, 7/1/07 (AMBAC Insured)
    (Prerefunded 7/1/05!)                            2,000                2,215
  Documentary Stamp Tax
    5.50%, 7/1/09 (FSA Insured)                      3,000                3,453
    6.00%, 7/1/05 (MBIA Insured)                       500                  554
    6.00%, 7/1/06 (MBIA Insured)                     1,850                2,109
    6.00%, 7/1/08 (AMBAC Insured)                    2,645                3,109

Florida DOT, 5.25%,
  7/1/11 (MBIA Insured)                              1,950                2,176

Florida HFA, Multi-Family Housing
  5.80%, 2/1/08 (FNMA Guaranteed)                    1,000                1,099
  5.80%, 8/1/08 (FNMA Guaranteed)                    1,000                1,095

Hillsborough County, 6.00%,
  8/1/04 (FGIC Insured)                    $         1,895      $         2,025

Hillsborough County Port Dist., 6.50%,
  6/1/04 (FSA Insured) (misc. symbol)                2,000                2,123

Hillsborough County School Dist.
  GO, 7.00%, 8/15/05 (MBIA Insured)                  3,700                4,197
    5.375%, 10/1/14 (AMBAC Insured)                  1,500                1,682

Indian Trace Community Dev. Dist.
  5.50%, 5/1/06 (MBIA Insured)                       1,215                1,344
  5.50%, 5/1/07 (MBIA Insured)                         550                  608

Jacksonville, 5.375%,
10/1/17 (FGIC Insured)                               1,000                1,107

Jacksonville Electric Auth.,
  5.25%, 10/1/12                                     1,930                2,150

Jacksonville HFA, Baptist Health,
  5.00%, 8/15/11 (MBIA Insured)                        750                  821

Kissimmee Water & Sewer Systems,
  5.50%, 10/1/11 (FGIC Insured)                      1,500                1,713

Lakeland Electric & Water
  6.55%, 10/1/04 (FSA Insured)                       2,755                2,986
  6.55%, 10/1/07 (FSA Insured)                       1,095                1,303

Lee County IDA, 5.80%,
  11/1/11 (MBIA Insured) (misc. symbol)              1,325                1,477

Leesburg Hospital, Leesburg Regional
  Med Center, 5.00%, 7/1/11                            720                  765

Manatee County, Public Utilities, 6.75%,
  10/1/05 (MBIA Insured)                             2,000                2,269

Martin County, Utility Systems,
  5.50%, 10/1/16 (FGIC Insured)                      1,260                1,421

Martin County PCR, Florida Power & Light
  VRDN (Currently 1.25%) (misc. symbol)                200                  200

Miami-Dade County, GO
  5.25%, 11/1/16 (MBIA Insured)                        660                  723

Miami-Dade County, Aviation
  6.20%, 10/1/24 (MBIA Insured) (misc. symbol)          50                   54

Orange County
  5.125%, 1/1/16 (FGIC Insured)                      2,580                2,823
  5.60%, 10/1/07 (FGIC Insured)                        500                  561

Orlando & Orange County Expressway Auth.
  6.50%, 7/1/10 (FGIC Insured)                       1,000                1,218

Osceola County, GO, 5.50%,
  10/1/16 (FGIC Insured)                             1,000                1,132

Osceola County HFA
  The Evangelical Lutheran Good Samaritan Society
    5.50%, 5/1/03 (AMBAC Insured)                      660                  665
    5.50%, 5/1/04 (AMBAC Insured)                      700                  736
    5.50%, 5/1/05 (AMBAC Insured)                      735                  801

Palm Beach County, GO
  5.00%, 6/1/17                            $         1,000      $         1,067
  6.875%, 12/1/03                                      325                  339

Palm Beach County, 5.75%,
  6/1/13 (FGIC Insured)                              3,300                3,887

Pasco County, 5.75%,
  4/1/05 (AMBAC Insured) (misc. symbol)              1,130                1,189

Pinellas County, 5.00%,
  10/1/10 (FSA Insured)                              1,910                2,148

Polk County Transportation Improvement
  5.625%, 12/1/15 (FSA Insured)                        500                  568

Reedy Creek Improvement Dist.
  GO, 5.00%, 6/1/17 (AMBAC Insured)                  1,775                1,891
    5.125%, 10/1/14 (MBIA Insured)                   1,500                1,633

St. Lucie County, PCR, Florida Power & Light
  VRDN (Currently 1.20%)                               200                  200

Venice Health Care, Bon Secours Health Systems
  5.40%, 8/15/08 (MBIA Insured)                      1,290                1,469

West Orange Healthcare Dist.,
  5.50%, 2/1/10                                        750                  819

Total Florida (Cost  $98,070)                                           105,700


PUERTO RICO  4.3%

Puerto Rico Electric Power Auth.,
  5.25%, 7/1/14 (MBIA Insured)                       2,000                2,211

Puerto Rico Ind. Tourist, Ed.,
  Medical & Environmental Fac.
    Ascention Health, 6.375%, 11/15/15                 750                  863

Puerto Rico Municipal Fin. Agency, GO
  5.875%, 8/1/14 (FSA Insured)                       1,500                1,741

Total Puerto Rico (Cost  $4,360)                                          4,815


Total Investments in Securities
98.5% of Net Assets (Cost  $102,430)                            $       110,515

Other Assets Less Liabilities                                             1,687

NET ASSETS                                                      $       112,202
                                                                ---------------

Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $             1

Undistributed net realized
gain (loss)                                                                (485)

Net unrealized gain (loss)                                                8,085

Paid-in-capital applicable to
9,989,246 no par value shares
of beneficial interest
outstanding; unlimited
number of shares
authorized                                                              104,601

NET ASSETS                                                      $       112,202
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.23
                                                                ---------------

(misc. symbol) Interest subject to alternative minimum tax

!    Used in determining portfolio maturity

AMBAC AMBAC Assurance Corp.

COP  Certificates of Participation

DOT  Department of Transportation

FGIC Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FNMA Federal National Mortgage Association

FSA  Financial Security Assurance Inc.

GO   General Obligation

HFA  Health Facility Authority

IDA  Industrial Development Authority/Agency

MBIA MBIA Insurance Corp.

PCR  Pollution Control Revenue

VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                              2/28/03

Investment Income (Loss)

Interest income                                            $    4,822

Expenses
  Investment management                                           391
  Custody and accounting                                           92
  Shareholder servicing                                            50
  Legal and audit                                                  13
  Prospectus and shareholder reports                                9
  Directors                                                         6
  Registration                                                      5
  Miscellaneous                                                     4
  Total expenses                                                  570
  Expenses paid indirectly                                         (1)
  Total expenses                                                  569
Net investment income (loss)                                    4,253


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      265
  Futures                                                        (355)
  Net realized gain (loss)                                        (90)

Change in net unrealized gain (loss)
  Securities                                                    2,892
  Futures                                                          (5)
  Change in net unrealized gain (loss)                          2,887
Net realized and unrealized gain (loss)                         2,797

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    7,050
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                   2/28/03              2/28/02

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         4,253      $         3,972

  Net realized
  gain (loss)                                          (90)                 721

  Change in net
  unrealized
  gain (loss)                                        2,887                1,009

  Increase (decrease)
  in net assets
  from operations                                    7,050                5,702


Distributions to shareholders

  Net investment
  income                                            (4,253)              (3,971)


Capital share transactions *

  Shares sold                                       40,748               31,147

  Distributions reinvested                           2,786                2,693

  Shares redeemed                                  (39,562)             (22,141)

  Increase (decrease)
  in net assets from
  capital share
  transactions                                       3,972               11,699


Net Assets

Increase (decrease)
during period                                        6,769               13,430

Beginning of
period                                             105,433               92,003

End of
period                                     $       112,202      $       105,433
                                           -------------------------------------

*Share information

  Shares sold                                        3,677                2,890

  Distributions reinvested                             252                  249

  Shares redeemed                                   (3,582)              (2,051)

  Increase (decrease)
  in shares
  outstanding                                          347                1,088

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                               February 28, 2003


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $1,000 for the year ended February 28, 2003.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2003, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $23,263,000 and $12,924,000, respectively, for the year ended February 28, 2003.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended February 28, 2003 totaled $4,253,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2003, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                      $8,086,000

Unrealized depreciation                                        (337,000)

Net unrealized appreciation (depreciation)                    7,749,000

Capital loss carryforwards                                     (148,000)

Paid-in capital                                             104,601,000

Net assets                                                 $112,202,000
                                                           ------------


Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $337,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the fund utilized $178,000 of capital loss carryforwards. As of February 28, 2003, the fund had $148,000 of capital loss carryforwards that expire in 2009.

For the year ended February 28, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $   (6,000)

Undistributed net realized gain                                 6,000


At February 28, 2003, the cost of investments for federal income tax purposes was $102,765,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $32,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $99,000 for the year ended February 28, 2003, of which $8,000 was payable at period-end.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Florida Intermediate Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the "Fund") at February 28, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2003



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 2/28/03
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $4,252,000 which qualified as exempt-interest dividends.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers; Director, Mercantile Bank
                                (as of 4/03)

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001

David K. Fagin                  Director, Golden Star Resources Ltd., Canyon
(4/9/38)                        Resources Corp. (5/00 to present), and Pacific
2001                            Rim Mining Corp. (2/02 to present); Chairman and
                                President, Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Trustees

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, State Tax-Free Income Trust

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited and T. Rowe Price Global Investment
                                Services Limited; Chairman of the Board and
                                Director, T. Rowe Price International, Inc.;
                                Director and Vice President, T. Rowe Price Trust
                                Company
--------------------------------------------------------------------------------
*Each inside trustee serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer,                              Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Investment Services, Inc.

Jonathan M. Chirunga (2/2/66)           Assistant Vice President, T. Rowe Price
Vice President,
State Tax-Free Income Trust

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President,                         Price Group, Inc., T. Rowe Price
State Tax-Free Income Trust             Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price
Vice President,
State Tax-Free Income Trust

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary,                              and T. Rowe Price Investment Services,
State Tax-Free Income Trust             Inc.


Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company

Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller,                             Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President,                              T. Rowe Price Group, Inc.
State Tax-Free Income Trust

Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company; Director, Vice President,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES
Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning


With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile. Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

Brokerage Advantage. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

Margin and Options Trading for qualified investors.

Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

*    $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Muncipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price logo icon(registered trademark) INVEST WITH CONFIDENCE

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

30065                                                            F91-050 2/28/03